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                                                                   EXHIBIT 10.9

   BankBoston, N.A.
   100 Federal Street
   Boston, Massachusetts 02106

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                                                                    BANKBOSTON

         AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

WHEREAS, General Scanning Inc. (the "Company") has entered into a certain Amended and Restated Revolving Credit Agreement dated as of December 28, 1995 (as amended, the "Agreement") with The First National Bank of Boston (now known as BankBoston, N.A.)(the "Bank");

WHEREAS, the Company has requested, and the Bank has agreed pursuant to the terms hereof, to make certain amendments and modifications to the Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Bank hereby agree as follows:

I.   AMENDMENT TO AGREEMENT.

     Section 6.2(ix) of the Agreement is hereby amended and restated in its entirety as follows:

          "(ix) indebtedness under lines of credit of Subsidiaries of the Company in an aggregate amount not to exceed $6,000,000 at any time;".


II.  MISCELLANEOUS.

     1. Other than as amended hereby, all terms and provisions of the Agreement and related documents are ratified and affirmed as of the date hereof.

     2. The Company represents and warrants to the Bank that, after giving affect to this Amendment, no Event of Default exists under the Agreement or related documents, and no condition exists which would constitute an Event of Default but for the requirement that notice be given or time elapse, or both.
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Upon receipt of a fully executed copy of this Amendment by the Bank, this
Amendment shall be deemed to be an instrument executed under seal to be governed by the laws of The Commonwealth of Massachusetts effective as of the date hereof.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of July 25, 1997.


BANKBOSTON, N.A.
(formerly known as "THE FIRST NATIONAL BANK OF BOSTON")

     By:  /s/ Daniel D. Head Jr.
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          Its: Vice President
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GENERAL SCANNING INC.

     By:  /s/ Victor H. Woolley
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          Its: Vice President Finance
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